Unisys Corporation
Common Stock

Registration Rights Agreement

July 31, 2009

Goldman, Sachs & Co.
Banc of America Securities LLC
Deutsche Bank Securities Inc.

c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

Unisys Corporation, a Delaware corporation (the “Company”), in connection with its offers to exchange (the “Exchange Offers”) certain of its existing senior notes for a combination of new senior secured notes, shares of common stock, par value $.01 per share, of the Company (“Common Stock”) and cash, as further described in the confidential offering circular and consent solicitation statement, dated as of June 30, 2009, relating to the Exchange Offers, hereby agrees with each of Goldman, Sachs & Co., Banc of America Securities LLC and Deutsche Bank Securities Inc. (the “Dealer Managers”), for the benefit of holders (as defined herein) from time to time of the Registrable Securities (as defined herein), as follows:

1. Certain Definitions. For purposes of this Registration Rights Agreement (this “Agreement”), the following terms shall have the following respective meanings:

The term “broker-dealer” shall mean any broker or dealer registered with the Commission under the Exchange Act.

“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed.

“Closing Date” shall mean the date on which the Securities are initially issued.

“Commission” shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

“Dealer Managers Agreement” shall mean the Dealer Managers Agreement, dated as of June 30, 2009, among the Company, the subsidiary guarantors party thereto and the Dealer Managers, relating to the Exchange Offers and the Securities.

“EDGAR System” means the EDGAR filing system of the Commission (or any successor system) and the rules and regulations pertaining thereto promulgated by the Commission inRegulation S-T under the Securities Act and the Exchange Act, in each case as the same may be amended or succeeded from time to time (and without regard to format).

“Effective Time” shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective.

“Electing Holder” shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(ii) or Section 3(a)(iii) and the instructions set forth in the Notice and Questionnaire.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.

The term “holder” shall mean each person who acquires Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Securities.

“Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

The term “person” shall mean a corporation, limited liability company, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

“Per Share Price” means $1.5554 per share of Common Stock (as appropriately adjusted for any stock split, reverse stock-split, stock dividend or other share recapitalization transaction).

“Registrable Securities” shall mean the Securities; provided, however, that a Security shall cease to be a Registrable Security upon the earliest to occur of the following: (i) in the circumstances contemplated by Section 2(b), a Shelf Registration Statement registering such Security under the Securities Act has been declared or becomes effective and such Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (ii) subject to Section 7(b), such Security is actually sold by the holder thereof pursuant to Rule 144 under circumstances in which any legend borne by such Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company; or (iii) such Security shall cease to be outstanding.

“Registration Failure” shall have the meaning assigned thereto in Section 2(c).

“Registration Failure Period” shall have the meaning assigned thereto in Section 2(c).

“Registration Expenses” shall have the meaning assigned thereto in Section 4.

“Rule 144,” “Rule 405”, “Rule 415”, “Rule 424”, “Rule 430B” and “Rule 433” shall mean, in each case, such rule promulgated by the Commission under the Securities Act (or any successor provision), as the same may be amended or succeeded from time to time.

“Securities” shall mean, collectively, the 52,421,654 million shares of Common Stock issued upon the settlement of the Exchange Offers.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.

“Shelf Registration” shall have the meaning assigned thereto in Section 2(b).

“Shelf Registration Statement” shall have the meaning assigned thereto in Section 2(b).

“Special Dividends” shall have the meaning assigned thereto in Section 2(c).

“Special Dividend Payment Date” shall have the meaning assigned thereto in Section 2(c).

“Suspension Period” shall have the meaning assigned thereto in Section 2(b).

Unless the context otherwise requires, any reference herein to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Agreement, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision.

2. Registration Under the Securities Act.

(a) [Intentionally omitted]

(b) The Company shall use commercially reasonable efforts to file under the Securities Act as soon as practicable after the Closing Date, a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the “Shelf Registration” and such registration statement, the “Shelf Registration Statement”). The Company agrees to use commercially reasonable efforts to cause the Shelf Registration Statement to become or be declared effective as promptly as practicable but in any event no later than 180 days after the Closing Date; provided, that if at any time the Company is or becomes a “well-known seasoned issuer” (as defined in Rule 405) and is eligible to file an “automatic shelf registration statement” (as defined in Rule 405), then the Company shall file the Shelf Registration Statement in the form of an automatic shelf registration statement as provided in General Instruction I.D. to Form S-3; provided, further that upon written notice to all holders of Registrable Securities, the Company may postpone any efforts to have the Shelf Registration Statement declared effective for a reasonable period not to exceed 90 days if the Company possesses material non-public information the disclosure of which would have a material adverse effect on the Company and its subsidiaries, taken as a whole. After the Effective Time, the Company agrees to use commercially reasonable efforts to keep such Shelf Registration Statement continuously effective for a period ending on the earliest of (i) the sale of all outstanding Registrable Securities registered under the Shelf Registration Statement, (ii) the time all Registrable Securities are sold by the holders thereof pursuant to Rule 144 or (iii) the second anniversary of the Effective Time. No holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of Registrable Securities unless such holder is an Electing Holder and no distribution of Registrable Securities pursuant to such Shelf Registration Statement shall take the form of an underwritten offering without the Company’s prior written consent. The Company agrees, after the Effective Time of the Shelf Registration Statement and promptly upon the request of any holder of Registrable Securities that is not then an Electing Holder, to use commercially reasonable efforts to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any commercially reasonable action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement (whether by post-effective amendment thereto or by filing a prospectus pursuant to Rules 430B and 424(b) under the Securities Act identifying such holder); provided, however, that nothing in this sentence shall relieve any such holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(iii). Notwithstanding anything to the contrary in this Section 2(b), upon notice to the Electing Holders (which notice need not specify the nature of the event giving rise to such suspension), the Company may suspend the use or the effectiveness of such Shelf Registration Statement, for up to 45 days (whether or not consecutive) in the aggregate in any 90-day period and up to 90 days (whether or not consecutive) in the aggregate in any 12-month period (a “Suspension Period”) if the Board of Directors of the Company determines that pending corporate developments, public filings with the Commission or other events constitute a valid business purpose for suspension of the Shelf Registration Statement; provided that the Company shall promptly notify the Electing Holders when the Shelf Registration Statement may once again be used or is effective.

(c) In the event that (i) the Shelf Registration Statement has not become effective or been declared effective by the Commission on or before the 180th day after the Closing Date, and notwithstanding any postponement of the Company’s obligations pursuant to the second proviso of the second sentence of Section 2(b) or (ii) any Shelf Registration Statement required by Section 2(b) is filed and declared effective but shall thereafter either be withdrawn by the Company or shall become subject to an effective stop order issued pursuant to Section 7(d) of the Securities Act suspending the effectiveness of such registration statement or the Company shall otherwise prevent holders of Registrable Securities from making sales under the Shelf Registration Statement (other than pursuant to a Suspension Period in accordance with the last sentence of Section 2(b)) without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses (i) or (ii), a “Registration Failure” and each period during which a Registration Failure has occurred and is continuing, a “Registration Failure Period”), then, as liquidated damages for such Registration Failure, subject to the provisions of Section 8(b), the Company will make pro rata payments to each holder of Registrable Securities, as liquidated damages and not as a penalty (“Special Dividends”), in an amount equal to .25% of the aggregate value of the shares of Registrable Securities (based on the Per Share Price) held by such holder, for each 30-calendar day period (or pro rata portion thereof) following a Registration Failure until such failure is cured; provided, that the maximum aggregate amount of Special Dividends payable to all holders of Registrable Securities shall not exceed .50% of the aggregate value of all shares of Registrable Securities issued on the Closing Date (based on the Per Share Price). Special Dividends shall be paid to record holders of Registrable Securities on the third Business Day after the one month anniversary of each Registration Failure (the “Special Dividend Payment Date”) to each record holder that holds Registrable Securities on the Special Dividend Payment Date.

(d) The Company shall take such commercially reasonable actions necessary or advisable to be taken by it to ensure that the transactions contemplated herein are effected as so contemplated.

(e) Any reference herein to a registration statement or prospectus as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time; and any reference herein to any post-effective amendment to a registration statement or to any prospectus supplement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

(f) The Company shall use commercially reasonable efforts to cause the Registrable Securities to be listed on the New York Stock Exchange. If the Common Stock is not listed on the New York Stock Exchange, the Company shall use commercially reasonable efforts to cause the Registrable Securities to be listed or quoted on whichever market or exchange its Common Stock is then primarily traded, upon effectiveness of the Shelf Registration Statement.

3. Registration Procedures.

(a) In connection with the Company’s obligations with respect to the Shelf Registration Statement, the Company shall:

(i) prepare and file with the Commission, within the time periods specified in Section 2(b), a Shelf Registration Statement on any form which may be utilized by the Company and which shall register all of the Registrable Securities for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by the holders of Registrable Securities as, from time to time, may be Electing Holders and use commercially reasonable efforts to cause such Shelf Registration Statement to become effective within the time periods specified in Section 2(b);

(ii) mail the Notice and Questionnaire to the holders of Registrable Securities (A) not less than 30 days prior to the anticipated Effective Time of the Shelf Registration Statement or (B) in the case of an “automatic shelf registration statement” (as defined in Rule 405), mail the Notice and Questionnaire to the holders of Registrable Securities not later than 15 days prior to the Effective Time of such Shelf Registration Statement, and in any such case no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Registrable Securities at any time, unless and until such holder has returned a completed and signed Notice and Questionnaire to the Company on or before the fifth Business Day before the date the shelf registration becomes effective; if such holder returns a completed and signed Notice and Questionnaire to the Company after the fifth Business Day, the Company shall, within 30 days after its receipt of the completed and signed Notice and Questionnaire (subject to any applicable Suspension Period), file a supplement to the prospectus relating to the Shelf Registration Statement, or, if required, file a post-effective amendment or a new Shelf Registration Statement in order to permit resales of such holders’ Registrable Securities; provided, that if the Company receives the Notice and Questionnaire during a Suspension Period, or if the Company initiates a Suspension Period within 30 days after it receives the Notice and Questionnaire, then it will make the filing within 30 days after the end of the Suspension Period.

(iii) after the Effective Time of the Shelf Registration Statement, upon the written request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder; provided that the Company shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities unless and until such holder has returned a completed and signed Notice and Questionnaire to the Company;

(iv) as promptly as practicable prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in Section 2(b) and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration Statement, and furnish to the Electing Holders copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission to the extent such documents are not publicly available on the EDGAR System;

(v) comply with any provisions of the Securities Act applicable to the Company with respect to the disposition of all of the Registrable Securities covered by such Shelf Registration Statement in accordance with the intended methods of disposition by the Electing Holders provided for in such Shelf Registration Statement;

(vi) provide the Electing Holders and not more than one counsel for all the Electing Holders the reasonable opportunity to participate in the preparation of such Shelf Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;

(vii) for a reasonable period prior to the filing of such Shelf Registration Statement, and throughout the period specified in Section 2(b), make available at reasonable times at the Company’s principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(a)(vi) who shall certify to the Company that they have a current intention to sell the Registrable Securities pursuant to the Shelf Registration such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries during normal business hours, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege, in such counsel’s reasonable belief), in the judgment of the respective counsel referred to in Section 3(a)(vi), to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering on behalf of the Electing Holders shall be conducted by one counsel designated by the holders of at least a majority of the shares of Registrable Securities held by the Electing Holders at the time outstanding and provided further that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Shelf Registration Statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Shelf Registration Statement or the prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such prospectus in order that such Shelf Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(viii) promptly notify each of the Electing Holders and confirm such advice in writing, (A) when such Shelf Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Shelf Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (E) the occurrence of any event that causes the Company to become an “ineligible issuer” as defined in Rule 405, or (F) (i) if at any time when a prospectus is required to be delivered under the Securities Act, that such Shelf Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment (including any document or filing incorporated by reference therein) does not conform in all material respects to the applicable requirements of the Securities Act or contains an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading in light of the circumstances then existing;

(ix) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or any post-effective amendment thereto at the earliest practicable date;

(x) if requested by any Electing Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such Electing Holder reasonably specifies should be included therein relating to the terms of the sale of such Registrable Securities, including information with respect to the number of shares of Registrable Securities being sold by such Electing Holder, the name and description of such Electing Holder, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof and with respect to any other material terms of the offering of the Registrable Securities to be sold by such Electing Holder; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(xi) furnish to each Electing Holder and the counsel referred to in Section 3(a)(vi) an executed copy (or a conformed copy) of such Shelf Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of an Electing Holder of Registrable Securities, upon request) and documents incorporated by reference therein) and such number of copies of such Shelf Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such Electing Holder) and of the prospectus included in such Shelf Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act to the extent such documents are not available through the EDGAR System, and such other documents, as such Electing Holder may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such Electing Holder and to permit such Electing Holder to satisfy the prospectus delivery requirements of the Securities Act; and subject to Section 3(b), the Company hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such Electing Holder (subject to any applicable Suspension Period), in each case in the form most recently provided to such person by the Company, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

(xii) use commercially reasonable efforts to (A) register or qualify or cooperate with the Electing Holders and their respective counsel to register or qualify the Registrable Securities to be included in such Shelf Registration Statement under such securities laws or blue sky laws of such jurisdictions within the United States as any Electing Holder shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration Statement is required to remain effective under Section 2(b) and for so long as may be necessary to enable any such Electing Holder to complete its distribution of Registrable Securities pursuant to such Shelf Registration Statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(a)(xii), (2) consent to general service of process in any such jurisdiction or become subject to taxation in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or other governing documents or any agreement between it and its stockholders;

(xiii) unless any Registrable Securities shall be in book-entry only form, use commercially reasonable efforts to cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Shelf Registration Statement, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be printed, penned, lithographed, engraved or otherwise produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends;

(xiv) [Intentionally omitted.]

(xv) notify in writing each holder of Registrable Securities of any proposal by the Company to amend or waive any provision of this Agreement pursuant to Section 8(i) and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be; and

(xvi) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders no later than 18 months after the Effective Time of such Shelf Registration Statement an “earning statement” of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

(b) In the event that the Company would be required, pursuant to Section 3(a)(viii)(F), to notify the Electing Holders, the Company shall promptly prepare and furnish to each of the Electing Holders a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and shall not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances then existing. Each Electing Holder agrees that upon receipt of any notice from the Company pursuant to Section 3(a)(viii)(F), such Electing Holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the Shelf Registration Statement applicable to such Registrable Securities until such Electing Holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such Electing Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, of the prospectus covering such Registrable Securities in such Electing Holder’s possession at the time of receipt of such notice.

(c) In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice and Questionnaire, the Company may require such Electing Holder to furnish to the Company such additional information regarding such Electing Holder and such Electing Holder’s intended method of distribution of Registrable Securities as may be required in order to comply with the Securities Act. Each such Electing Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Registrable Securities or omits to state any material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Registrable Securities necessary in order to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances then existing.

(d) Until the expiration of two years after the Closing Date, the Company will not, and will not permit any of its “affiliates” (as defined in Rule 144) to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement, or a valid exemption from the registration requirements, under the Securities Act.

4. Registration Expenses.

The Company agrees to bear and to pay or cause to be paid promptly all expenses incident to the Company’s performance of or compliance with this Agreement, including (a) all Commission and any FINRA registration, filing and review fees and expenses including reasonable fees and disbursements of counsel for the Eligible Holders in connection with such registration, filing and review, (b) all fees and expenses in connection with the qualification of the Registrable Securities, as applicable, for offering and sale under the state securities and blue sky laws referred to in Section 3(a)(xii) and determination of their eligibility for investment under the laws of such jurisdictions within the United States as the Electing Holders may designate, including any reasonable fees and disbursements of counsel for the Electing Holders in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Securities, as applicable, for delivery and the expenses of printing or producing any selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Securities, as applicable, to be disposed of (including certificates representing the Securities, as applicable), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Securities, as applicable, and the preparation of documents referred in clause (c) above, (e) fees and expenses of any transfer agent or custodian, (f) internal expenses (including all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), (g) reasonable fees, disbursements and expenses of counsel and independent certified public accountants of the Company, (h) reasonable fees, disbursements and expenses of one counsel for the Electing Holders retained in connection with a Shelf Registration, as selected by the Electing Holders of at least a majority of the number of shares of Registrable Securities held by Electing Holders (which counsel shall be reasonably satisfactory to the Company) and (i)  fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the “Registration Expenses”). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities or Securities, as applicable, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor and supporting documentation. Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions, if any, and transfer taxes, if any, attributable to the sale of such Registrable Securities and Securities, as applicable, and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

5. Indemnification and Contribution.

(a) Indemnification by the Company. The Company will indemnify and hold harmless each of the Electing Holders and each person, if any, who controls an Electing Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person, an “Indemnified Person”) against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement, under which such Registrable Securities or Securities were registered under the Securities Act, or any preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) contained therein or furnished by the Company to any such Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Indemnified Person for any and all legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433), or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein.

(b) Indemnification by the Electing Holders. The Company may require, as a condition to including any Registrable Securities in any Shelf Registration Statement filed pursuant to Section 2(b), that the Company shall have received an undertaking reasonably satisfactory to it from each Electing Holder of Registrable Securities included in such Shelf Registration Statement, severally and not jointly, to (i) indemnify and hold harmless the Company, all Electing Holders of Registrable Securities included in such Shelf Registration Statement and any person who controls the Company or any such Electing Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a “Participant”) against any losses, claims, damages or liabilities to which such Participant may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Participant expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company and each such Participant in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Electing Holder shall be required to undertake liability to any person under this Section 5(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Electing Holder from the sale of such Electing Holder’s Registrable Securities pursuant to such registration.

(c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under Section 5(a) or Section 5(b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 5, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by Section 5(a) or Section 5(b). In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Contribution. If for any reason the indemnification provisions contemplated by Section 5(a) or Section 5(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5(d), no Electing Holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders’ obligations in this Section 5(d) to contribute shall be several in proportion to the number of shares of Registrable Securities registered by them and not joint.

(e) The obligations of the Company under this Section 5 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, each Electing Holder and each person, if any, who controls any of the foregoing within the meaning of the Securities Act; and the obligations of the holders and the Electing Holders contemplated by this Section 5 shall be in addition to any liability which the respective holder or Electing Holder may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act, as well as to each officer and director of the other holders and to each person, if any, who controls such other holders within the meaning of the Securities Act.

6. Underwritten Offerings.

Each holder of Registrable Securities hereby agrees with the Company and each other such holder that no holder of Registrable Securities may participate in any underwritten offering hereunder unless (a) the Company gives its prior written consent to such underwritten offering, (b) the managing underwriter or underwriters thereof shall be designated by Electing Holders holding at least a majority of the number of shares of Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company, (c) each holder of Registrable Securities participating in such underwritten offering agrees to sell such holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled to select the managing underwriter or underwriters hereunder and (d) each holder of Registrable Securities participating in such underwritten offering completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. The Company hereby agrees with each holder of Registrable Securities that, to the extent it consents to an underwritten offering hereunder, it will negotiate in good faith and execute all indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, including using all commercially reasonable efforts to procure customary legal opinions and auditor “comfort” letters. No discounts or commissions payable to any such underwriter with respect to the sales of Registrable Securities sold by any such holder thereof shall be included in, or deemed to be, the registration expenses payable by the Company pursuant to Section 4.

Any underwritten sale pursuant to a Shelf Registration Statement pursuant to this Agreement must be for a number of Registrable Securities which, based on the good faith determination of the holders, will result in gross proceeds of at least $25 million; provided, that the Company may, in its sole discretion, waive this requirement. In no event shall the Company be required to effect more than three underwritten offerings.

7. Rule 144.

(a) Facilitation of Sales Pursuant to Rule 144. The Company covenants to the holders of Registrable Securities that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and shall take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any holder of Registrable Securities in connection with that holder’s sale pursuant to Rule 144, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

(b) Availability of Rule 144 Not Excuse for Obligations under Section 2. The fact that holders of Registrable Securities may become eligible to sell such Registrable Securities pursuant to Rule 144 shall not (i) cause such Securities to cease to be Registrable Securities or (ii) excuse the Company’s obligations set forth in Section 2 of this Agreement, including without limitation the obligations in respect of a Shelf Registration and Special Dividends.

8. Miscellaneous.

(a) No Inconsistent Agreements. The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities or Securities, as applicable, or any other securities which would be inconsistent with the terms contained in this Agreement.

(b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Dealer Managers and the holders from time to time of the Registrable Securities may be irreparably harmed by any such failure, and accordingly agree that the Dealer Managers and such holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Company under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction. Time shall be of the essence in this Agreement.

(c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally, by facsimile or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Company, to it at Unisys Way, Blue Bell, Pennsylvania 19424, Attention: General Counsel, and if to a holder, to the address of such holder set forth in the security register or other records of the Company, or to such other address as the Company or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

(d) Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto, the holders from time to time of the Registrable Securities and the respective successors and assigns of the foregoing. Subject to Section 8(e), in the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall be deemed a beneficiary hereof for all purposes and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Agreement.

(e) Assignment of Registration Rights. The rights of holders of Registrable Securities pursuant to this Agreement may be assigned by a holder to a transferee or assignee of Registrable Securities to which (i) there is transferred to such transferee not less than the lesser of (A) $2.5 million in Registrable Securities (based on the Per Share Price) or (B) 100% of the Registrable Securities held by the transferor immediately prior to such transfer and (ii) such transfer or assignment is permitted under the terms of this Agreement; provided however, the transferor shall, within 10 Business Days after such transfer, deliver or cause to be delivered to the Company written notice of the name and address of such transferee or assignee and the number of Registrable Securities that are being transferred or assigned.

(f) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any director, officer or partner of such holder, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Dealer Managers Agreement and the transfer and registration of Registrable Securities by such holder.

(g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(h) Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

(i) Entire Agreement; Amendments. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the holders of at least a majority of the number of shares of Registrable Securities at the time outstanding. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 8(i), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

(j) Inspection. For so long as this Agreement shall be in effect, this Agreement and a complete list of the names and addresses of all the record holders of Registrable Securities shall be made available for inspection and copying on any Business Day by any holder of Registrable Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Registrable Securities under the Securities and this Agreement) at the offices of the Company at the address thereof set forth in Section 8(c).

(k) Counterparts. This Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

(l) Severability. If any provision of this Agreement, or the application thereof in any circumstance, is held to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such provision in every other respect and of the remaining provisions contained in this Agreement shall not be affected or impaired thereby.

If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Dealer Managers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Dealer Managers and the Company.

Very truly yours,
Unisys Corporation
By:	/s/ Scott A. Battersby

Name: Scott A. Battersby Title: Vice President and Treasurer

Accepted as of the date hereof:

Goldman, Sachs & Co.

By: /s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

Banc of America Securities LLC

By: /s/ Shelli Merritt
Name: Shelli Merritt
Title: Managing Director

Deutsche Bank Securities Inc.

By: /s/ Nikko Hayes
Name: Nikko Hayes
Title: Managing Director

By: /s/ Stephen R. Lapidus
Name: Stephen R. Lapidus
Title: Director

EXHIBIT A

Unisys Corporation
Notice of Registration Statement
and
Selling Securityholder Questionnaire
[Date]

Reference is hereby made to the Registration Rights Agreement (the “Registration Rights Agreement”) between Unisys Corporation (the “Company”) and the Dealer Managers named therein. Pursuant to the Registration Rights Agreement, the Company has filed or will file with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Company’s common stock issued in connection with the Company’s recently completed private exchange offers (the “Securities”). A copy of the Registration Rights Agreement has been filed with the Commission on Form 8-K and can be obtained from the Commission’s website at www.sec.gov. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Each holder of Registrable Securities (as defined below) is entitled to have the Registrable Securities held by it included in the Shelf Registration Statement (or a supplement or amendment thereto). In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire (“Notice and Questionnaire”) must be completed, executed and delivered to the Company’s counsel at the address set forth herein for receipt ON OR BEFORE [Deadline for Response]. Holders of Registrable Securities who do not properly complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

The term “Registrable Securities” is defined in the Registration Rights Agreement.

ELECTION

The undersigned holder (the “Selling Securityholder”) of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation, Section 5 of the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company, its officers who sign any Shelf Registration Statement, and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act of 1934, as amended (the “Exchange Act”), against certain losses arising out of an untrue statement, or the alleged untrue statement, of a material fact in the Shelf Registration Statement or the related prospectus or the omission, or alleged omission, to state a material fact required to be stated in such Shelf Registration Statement or the related prospectus, but only to the extent such untrue statement or omission, or alleged untrue statement or omission, was made in reliance on and in conformity with the information provided in this Notice and Questionnaire.

Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and Transfer Agent the Notice of Transfer set forth in Exhibit B to the Registration Rights Agreement.

The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is true, accurate and complete:

QUESTIONNAIRE

(1)	(a) Full legal name of Selling Securityholder:

(b)	Full legal name of registered Holder (if not the same as in (a) above) of Registrable Securities listed in Item (3) below:

(2)	Address for notices to Selling Securityholder:

Telephone:

Fax:

Contact Person:

E-mail for Contact Person:

(3)	Beneficial Ownership of Securities:

Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

(a)	Number of shares of Registrable Securities beneficially owned:

(b)	Number of shares of Common Stock other than Registrable Securities beneficially owned:

(c)	Number of shares of Registrable Securities that the undersigned wishes to be included in the Shelf Registration Statement:

(4)	Beneficial Ownership of Other Securities of the Company:

Except as set forth below in this Item (4), the undersigned Selling
Securityholder is not the beneficial or registered owner of any other securities of the Company, other than the Securities listed above in
Item (3).
State any exceptions here:

(5)	Individuals who exercise dispositive powers with respect to the Securities:

If the Selling Securityholder is not an entity that is required to file reports with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act (a “Reporting Company”), then the Selling Securityholder must disclose the name of the natural person(s) who exercise sole or shared dispositive powers with respect to the Securities. Selling Securityholders should disclose the beneficial holders, not nominee holders or other such others of record. In addition, the Commission has provided guidance that Rule 13d-3 of the Exchange Act should be used by analogy when determining the person or persons sharing voting and/or dispositive powers with respect to the Securities.

(a)	Is the holder a Reporting Company?

Yes	No

If “No”, please answer Item (5)(b).

(b)	List below the individual or individuals who exercise dispositive powers with respect to the Securities:

Please note that the names of the persons listed in (b) above will be included in the Shelf Registration Statement and related Prospectus.

(6)	Relationships with the Company:

Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders
(5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.
State any exceptions here:

(7)	Plan of Distribution:

Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3)
only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such
Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the
Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the
Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.
State any exceptions here:

Note: In no event may such method(s) of distribution take the form of an underwritten offering of Registrable Securities without the prior written agreement of the Company.

(8)	Broker-Dealers:

The Commission requires that all Selling Securityholders that are registered broker-dealers or affiliates of registered broker-dealers be so identified in the Shelf Registration Statement. In addition, the
Commission requires that all Selling Securityholders that are registered broker-dealers be named as underwriters in the Shelf Registration
Statement and related Prospectus, even if they did not receive the
Registrable Securities as compensation for underwriting activities.

(a)	State whether the undersigned Selling Securityholder is a registered broker-dealer:

Yes No

(b)	If the answer to (a) is “Yes”, you must answer (i) and (ii) below, and (iii) below if applicable. Your answers to (i) and (ii) below, and (iii) below if applicable, will be included in the Shelf Registration Statement and related Prospectus.

(i)	Were the Securities acquired as compensation for underwriting activities?

Yes No

If you answered “Yes”, please provide a brief description of the transaction(s) in which the Securities were acquired as compensation:

(ii) Yes	Were the Securities acquired for investment purposes? No

(iii)	If you answered “No” to both (i) and (ii), please explain the Selling Securityholder’s reason for acquiring the Securities:

(c)	State whether the undersigned Selling Securityholder is an affiliate of a registered broker-dealer and, if so, list the name(s) of the broker-dealer affiliate(s):

Yes No

(d)	If you answered “Yes” to question (c) above:

(i)	Did the undersigned Selling Securityholder purchase Registrable Securities in the ordinary course of business?

Yes No

If the answer is “No” to question (d)(i), provide a brief explanation of the circumstances in which the Selling Securityholder acquired the Registrable Securities:

(ii)	At the time of the purchase of the Registrable Securities, did the undersigned Selling Securityholder have any agreements, understandings or arrangements, directly or indirectly, with any person to dispose of or distribute the Registrable Securities?

Yes No

If the answer is “Yes” to question (d)(ii), provide a brief explanation of such agreements, understandings or arrangements:

If the answer is “No” to Item (8)(d)(i) or “Yes” to Item (8)(d)(ii), you will be named as an underwriter in the Shelf Registration Statement and the related Prospectus.

(9)	Hedging and short sales:

(a)	State whether the undersigned Selling Securityholder has or will enter into “hedging transactions” with respect to the Registrable Securities:

Yes No

If “Yes”, provide below a complete description of the hedging transactions into which the undersigned Selling Securityholder has entered or will enter and the purpose of such hedging transactions, including the extent to which such hedging transactions remain in place:

(b)	Set forth below is Interpretation A.65 of the Commission’s July 1997 Manual of Publicly Available Interpretations regarding short selling:

“An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Notice and Questionnaire, the undersigned Selling Securityholder will be deemed to be aware of the foregoing interpretation.

* * * * *

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the prospectus delivery and other provisions of the Securities Act and the Exchange Act, particularly Regulation M (or any successor rule or regulation).

The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless the Company and certain other persons as set forth in the Registration Rights Agreement.

In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations, if any, under this Notice and Questionnaire and the Registration Rights Agreement (including Section 8(e) of the Registration Rights Agreement).

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (9) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

In accordance with the Selling Securityholder’s obligation under Section 3(a) of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect and to provide such additional information that the Company may reasonably request regarding such Selling Securityholder and the intended method of distribution of Registrable Securities in order to comply with the Securities Act. Except as otherwise provided in the Registration Rights Agreement, all notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

(i) To the Company:

(ii) With a copy to:

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above). This Notice and Questionnaire shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Selling Securityholder

(Print/type full legal name of holder of Registrable Securities)

By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY AT:

[Unisys Corporation

Unisys Way

Blue Bell, Pennsylvania 19424

Attention: General Counsel]

EXHIBIT B

NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

The Bank of New York Mellon
Unisys Corporation
c/o The Bank of New York Mellon
480 Washington Blvd., Level 29
Jersey City, New Jersey 07310
Attention: Transfer Agent and Registrar
Re:	Unisys Corporation (the “Company”) Common Stock

Dear Sirs:

Please be advised that        has transferred        shares of the above-referenced Common Stock pursuant to an effective Registration Statement on Form S-3 (File No. 333- ) filed by the Company.

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Common Stock is named as a “Selling Holder” in the Prospectus dated [date] or in amendments or supplements thereto, and that the number of shares of Common Stock transferred equals the number of shares of Common Stock listed in such Prospectus as amended or supplemented opposite such owner’s name.

Dated:

Very truly yours,

(Name)

By:

(Authorized Signature)